SUMMARY PROSPECTUS
September 28, 2026
UltraShort Bitcoin ETF

This Summary Prospectus is designed to provide investors with key fund information in a clear and concise format. Before you invest, you may want to review the Fund’s Full Prospectus, which contains more information about the Fund and its risks. The Fund’s Full Prospectus, dated September 28, 2026, and Statement of Additional Information, dated September 28, 2026, and as each hereafter may be supplemented, are incorporated by reference into this Summary Prospectus. All of this information may be obtained at no cost either: online at ProShares.com/fund-documents; by calling 866-PRO-5125 (866-776-5125); or by sending an email request to info@ProShares.com. The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Summary Prospectus. Any representation to the contrary is a criminal offense.

SBIT LISTED ON NYSE ARCA

Receive investor materials electronically:
Shareholders may sign up for electronic delivery of investor materials. By doing so, you will receive the information faster and help us reduce the impact on the environment of providing these materials. To enroll in electronic delivery,
1.
Go to www.icsdelivery.com
2.
Select the first letter of your brokerage firm’s name.
3.
From the list that follows, select your brokerage firm. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm.
4.
Complete the information requested, including the e-mail address where you would like to receive notifications for electronic documents.
Your information will be kept confidential and will not be used for any purpose other than electronic delivery. If you change your mind, you can cancel electronic delivery at any time and revert to physical delivery of your materials. Just go to www.icsdelivery.com, perform the first three steps above, and follow the instructions for cancelling electronic delivery. If you have any questions, please contact your brokerage firm.

   UltraShort Bitcoin ETF :: 3
PROSHARES.COM

Investment Objective
ProShares UltraShort Bitcoin ETF (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily performance of the Bloomberg Bitcoin Index (the “Index”).
In this manner, the Fund seeks daily returns that correspond to two times the inverse (-2x) of the price of bitcoin. The Fund does not directly short bitcoin.
Important Information About the Fund
If the Fund is successful in meeting its investment objective, it should gain approximately two times as much as the Index loses when the Index falls on a given day. Conversely, it should lose approximately two times as much as the Index gains when the Index rises on a given day. The Fund does not seek to achieve two times the inverse (-2x) of the daily performance of the Index (the “Daily Target”) for any period other than a day.
While the Fund has a daily investment objective, you may hold Fund shares for longer than one day if you believe doing so is consistent with your goals and risk tolerance. If you hold fund shares for any period other than a day, it is important for you to understand that over your holding period:
●Your return may be higher or lower than the Daily Target, and this difference may be significant.
●Factors that contribute to returns that are worse than the Daily Target include smaller Index gains or losses and higher Index volatility, as well as longer holding periods when these factors apply.
●Factors that contribute to returns that are better than the Daily Target include larger Index gains or losses and lower Index volatility, as well as longer holding periods when these factors apply.
●The more extreme these factors are, and the more they occur together, the more your return will tend to deviate from the Daily Target.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.95%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.95%
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
$97	$303	$525	$1,166
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its portfolio. This portfolio turnover rate is calculated without regard to cash instruments or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Daily Target. In this manner, the Fund seeks daily returns that correspond to two times the inverse (-2x) of the price of bitcoin. The Fund does not directly short bitcoin.
Bitcoin is a digital asset. The ownership and operation of bitcoin is determined by participants in an online, peer-to-peer network sometimes referred to as the “Bitcoin Network”. The Bitcoin Network connects computers that run publicly accessible, or “open source,” software that follows the rules and procedures governing the Bitcoin Network. This is commonly referred to as the Bitcoin Protocol. Bitcoin may be used to pay for goods and services, stored for future use, or converted to a government-issued currency. As of the date of this Prospectus, the adoption of bitcoin for these purposes has been limited and bitcoin presently is not widely accepted as a means of payment.

4 :: UltraShort Bitcoin ETF
PROSHARES.COM

The value of bitcoin is not backed by any government, corporation, or other identified body. Instead, its value is determined in part by the supply and demand in markets created to facilitate trading of bitcoin. Ownership and transaction records for bitcoin are protected through public-key cryptography. The supply of bitcoin is determined by the Bitcoin Protocol. No single entity owns or operates the Bitcoin Network. The Bitcoin Network is collectively maintained by (1) a decentralized group of participants who run computer software that results in the recording and validation of transactions (commonly referred to as “miners”), (2) developers who propose improvements to the Bitcoin Protocol and the software that enforces the protocol and (3) users who choose which version of the bitcoin software to run. From time to time, the developers suggest changes to the bitcoin software. If a sufficient number of users and miners elect not to adopt the changes, a new digital asset, operating on the earlier version of the bitcoin software, may be created. This is often referred to as a “fork.” The value of the Fund may reflect the impact of these forks.
The Index is designed to measure the performance of a single bitcoin traded in USD and seeks to provide a proxy for the bitcoin market.The Index price is a composite of U.S. dollar-bitcoin trading activities reported by certain digital asset trading platforms that are evaluated based on a variety of different criteria, including the trading platforms’ oversight and governance controls, liquidity, capital controls, data transparency and data integrity. The digital asset trading platforms included in the Index are reevaluated quarterly. The Index is constructed and maintained by Bloomberg Index Services Limited. More information about the Index can be found using the Bloomberg ticker symbol “BITCOIN”.
Under normal circumstances, the Fund will invest at least 80% of the Fund’s assets in, or provide exposure to, financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Daily Target.
The Fund will invest principally in the financial instruments listed below.
●Derivatives — Financial instruments whose value is derived from the value of an underlying asset or rate, such as stocks, bonds, exchange-traded funds, interest rates or indexes. The Fund invests in derivatives (e.g. swap agreements on U.S. exchange-traded products and bitcoin futures contracts) in order to gain inverse leveraged exposure to the Index. These derivatives principally include:
○Swap Agreements – The Fund typically enters into swap agreements that provide exposure to bitcoin. Swap agreements are derivative contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard swap transaction, two parties agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark, such as exchange-traded funds or indexes. For example, two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument. As of the date of this Prospectus, it is expected that the Fund will gain swap exposure to bitcoin by entering into one or more swap agreements that use a single U.S.-traded ETF that holds spot bitcoin (each a “Spot Bitcoin ETF”) as a reference asset. The Fund may have exposure to bitcoin through swap transactions that provide exposure to only a single Spot Bitcoin ETF or may enter into transactions that when combined provide the Fund with exposure to multiple Spot Bitcoin ETFs. The Fund may have exposure to a single Spot ETF for extended periods of time. A Spot Bitcoin ETF used as a reference asset for one or more of the Fund’s swap transactions may change at any time based on a variety of factors, including counterparty terms; market conditions; and the fees, performance, and liquidity of those Spot Bitcoin ETFs.
○Bitcoin Futures Contracts – In certain circumstances, for example, if the Fund is unable to obtain the desired exposure to bitcoin using swap agreements, the Fund may obtain exposure to bitcoin through standardized, cash-settled bitcoin futures contracts traded on commodity exchanges registered with the Commodity Futures Trading Commission (“CFTC”). The Fund seeks to invest in cash-settled, front-month bitcoin futures. Front-month bitcoin futures contracts are those contracts with the shortest time to maturity.
●Money Market Instruments — The Fund expects that any cash balances maintained in connection with its use of derivatives will typically be held in high quality, short-term money market instruments, for example:
○U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
○Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price.
○Money Market ETF — An exchange-traded money market fund managed by ProShare Advisors that holds U.S. Treasury bills, notes, or bonds.
●Reverse Repurchase Agreements – When the Fund invests in bitcoin futures contracts, the Fund may engage in reverse repurchase agreements, a form of borrowing or leverage, and use the proceeds to help achieve the Fund’s investment objective.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund

   UltraShort Bitcoin ETF :: 5
PROSHARES.COM

should hold to produce daily returns consistent with the Daily Target. For these purposes a day is measured from the time of one net asset value (“NAV”) calculation to the next.
The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide inverse leveraged exposure consistent with the investment objective, without regard to market conditions, trends or direction.
The Fund seeks to rebalance its portfolio each day so that its exposure to the Index is consistent with the Daily Target. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s exposure will need to be increased.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Investment Strategy Risk – The Fund obtains short exposure to bitcoin in a manner designed to provide inverse leveraged exposure to the single day returns of the Index. The Fund does not directly short bitcoin. Investors seeking to short bitcoin directly should consider an investment other than the Fund.
●Short or Inverse Investing Risk — You will lose money when the Index rises – a result that is the opposite from a traditional index fund. Obtaining inverse or “short” exposure may be considered an aggressive investment technique. The costs of obtaining this short exposure will lower your returns.
●Leverage Risk — The Fund uses leverage and will lose more money when the value of the Index rises than a similar fund that does not use leverage. The use of leverage increases the risk of a total loss of your investment. If the Index approaches a 50% gain at any point in the day, you could lose your entire investment. As a result, an investment in the Fund may not be suitable for all investors. The use of leverage increases the volatility of your returns. The cost of obtaining this leverage will lower your returns.
●Holding Period Risk — The performance of the Fund for periods longer than a single day will likely differ from the Daily Target. This difference may be significant. If you are considering holding fund shares for longer than a day, it’s important that you understand the impact of the return and volatility (how much the value of the Index moves up and down from day-to-day) of the Index on your holding period return. The volatility of the Index has a negative impact on Fund returns. During periods of higher volatility, the vola tility of the Index may affect the Fund’s returns as much as or more than the return of the Index.
The following table illustrates the impact of the volatility and return of the Index on Fund returns for a hypothetical one-year period. However, these effects will impact your return for any holding period other than a day. The longer you hold shares of the Fund, the more magnified these effects will be. As a result, you should consider monitoring your investments in the Fund in light of your individual investment goals and risk tolerance.
In the table areas shaded darker represent those scenarios where the Fund can be expected to return less than the Daily Target. As the table shows, your return will tend to be worse than the Daily Target when there are smaller gains or losses and higher volatility in the Index. Your return will tend to be better than the Daily Target when there are larger gains or losses and lower volatility in the Index. You may lose money when the return of the Index is flat (i.e., close to zero) and you may lose money when the Index falls.
The table uses hypothetical annualized volatility and returns of the Index to illustrate the impact of these two factors on Fund performance over a one-year period. It does not represent actual returns. Each row corresponds to the level of a hypothetical return of the Index for a one-year period. Each column corresponds to a level of hypothetical annualized volatility of the Index. For example, the Fund may mistakenly be expected to achieve a -40% return on a yearly basis if the annual return of the Index were 20%. However, as the table shows, with a one-year return of the Index of 20% and an annualized volatility of the Index of 50%, the Fund could be expected to return -67.2%.
Estimated Fund Returns
Index Performance		One Year Volatility Rate
One Year Index	Two times the inverse (-2x) of the One Year Index	10%	25%	50%	75%	100%
-60%	120%	506.5%	418.1%	195.2%	15.6%	-68.9%
-50%	100%	288.2%	231.6%	88.9%	-26.0%	-80.1%
-40%	80%	169.6%	130.3%	31.2%	-48.6%	-86.2%
-30%	60%	98.1%	69.2%	-3.6%	-62.2%	-89.8%
-20%	40%	51.6%	29.5%	-26.2%	-71.1%	-92.2%
-10%	20%	19.8%	2.3%	-41.7%	-77.2%	-93.9%
0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%
10%	-20%	-19.8%	-31.5%	-61.0%	-84.7%	-95.9%
20%	-40%	-32.6%	-42.4%	-67.2%	-87.2%	-96.5%
30%	-60%	-42.6%	-50.9%	-72.0%	-89.1%	-97.1%
40%	-80%	-50.5%	-57.7%	-75.9%	-90.6%	-97.5%
50%	-100%	-56.9%	-63.2%	-79.0%	-91.8%	-97.8%
60%	-120%	-62.1%	-67.6%	-81.5%	-92.8%	-98.1%
Assumes: (a) no Fund expenses and (b) borrowing/lending rates (to obtain inverse leveraged exposure) of zero percent. The borrowing/

6 :: UltraShort Bitcoin ETF
PROSHARES.COM

lending rates to obtain inverse leveraged exposure are expected to be significant. If these were included the Fund’s performance would be different from, and in some instances significantly lower than, that shown.
The annualized historical volatility rate for the Index for the five-year period ended May 31, 2026 was 54.13%. The highest May to May volatility rate for the Index during the five-year period ended May 31, 2026 was 64.79% (May 31, 2022). The annualized total return performance of the Index for the five-year period ended May 31, 2026 was 15.85%. The historical volatility and performance of the Index do not predict future volatility and performance of the Index.
For more information, including additional graphs and charts demonstrating the effects of the volatility and return of the Index on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of a -2x Daily Objective Fund” in the Fund’s Prospectus.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of inverse leveraged correlation with the Index. Fees, expenses, transaction costs, financing costs associated with the use of derivatives, among other factors, will adversely impact the Fund’s ability to meet its Daily Target. In addition, if for any reason the Fund is unable to rebalance all or a portion of its investments, the Fund may have exposure to the Index that is significantly greater or less than the Daily Target. Any of these factors may prevent the Fund from achieving exposure consistent with the Daily Target.
●Derivatives Risk — Investing in derivatives may be considered aggressive and may expose the Fund to greater risks including counterparty risk and correlation risk. The Fund may lose money if its derivatives do not perform as expected and may even lose money if they do perform as expected. Any costs associated with using derivatives will reduce the Fund’s return.
If the Fund’s ability to obtain exposure to the Index consistent with its investment objective is disrupted for any reason, including for example, limited liquidity in the secondary market, a disruption in the secondary market, or as a result of margin requirements or capacity limits imposed by the Fund’s counterparties, the Fund may not be able to achieve its investment objective and may experience significant losses. In such circumstances, the Advisor intends to take such action as it believes appropriate and in the best interest of the Fund. Any disruption in the Fund’s ability to obtain inverse leveraged exposure to the Index will cause the Fund’s performance to deviate from its investment objective.
○Futures Risk — Futures prices are affected by many factors, including market conditions, supply and demand for futures contracts, regulatory requirements, margin and collateral requirements, position limits, accountability levels, liquidity, and the availability of counterparties.
These factors may increase the cost of obtaining futures exposure, reduce the correlation between futures prices and the performance of the underlying asset, and limit the Fund’s ability to maintain its desired exposure. If the Fund is unable to obtain sufficient exposure to futures contracts, it may not achieve its investment objective and its returns may be lower than expected. In addition, differences between the performance of the underlying asset and its futures contracts, transaction costs, futures rolling costs, and periods of contango or backwardation may cause the Fund to underperform the underlying asset, experience larger losses or smaller gains than a direct investment, and deviate from its intended investment results. Disruptions in the futures markets and limits imposed by exchanges, regulators, or futures commission merchants may further impair the Fund’s ability to achieve its objective and could result in significant losses.
The market for bitcoin futures may be less developed, and potentially less liquid and more volatile, than more established futures markets. While the bitcoin futures market has grown substantially since bitcoin futures commenced trading, there can be no assurance that this growth will continue. The performance of bitcoin futures contracts, in general, has historically been highly correlated to the performance of bitcoin. However, there can be no guarantee this will continue. In the event that there are persistent disconnects between bitcoin and bitcoin futures, the Fund may not be able to obtain the desired inverse leveraged exposure and may not be able to achieve its investment objective. Moreover, price differences between bitcoin and bitcoin futures will expose the Fund to risks different from, and possibly greater than, the risks associated with investing directly in bitcoin, including larger losses or smaller gains.
●Futures Capacity — If the Fund’s ability to obtain inverse leveraged exposure consistent with its investment objective is disrupted for any reason including, for example, limited liquidity in the bitcoin futures market, a disruption to the bitcoin futures market, or as a result of margin requirements, position limits, accountability levels, or other limitations imposed by the Fund’s futures commission merchants (“FCMs”), the listing exchanges or the CFTC, the Fund may not be able to achieve its investment objective and may experience significant losses. In such circumstances, the Advisor intends to take such action as it believes appropriate and in the best interest of the Fund. Any disruption in the Fund’s ability to obtain inverse leveraged exposure to futures contracts will cause the Fund’s performance to deviate from its investment objective. Additionally, the ability of the Fund to obtain inverse leveraged exposure to futures contracts is limited by certain tax rules that limit the amount the Fund can invest in its wholly-owned subsidiary as of the end of each tax quarter. Exceeding this amount

   UltraShort Bitcoin ETF :: 7
PROSHARES.COM

may have tax consequences, see the section entitled “Tax Risk” in the Fund’s Prospectus for more information.
●Futures Cost – As discussed above, when a futures contract is nearing expiration, the Fund will “roll” the futures contract. This means it will generally exit its position in such contract and enter into a new position in a futures contract with a later expiration date. When rolling short futures contracts that are in backwardation, the Fund will close its short position by buying the expiring contract at a relatively higher price and selling a longer-dated contract at a relatively lower price. Backwardation in the futures market may have a significant adverse impact on the performance of the Fund. Both contango and backwardation may cause bitcoin futures to perform differently than spot bitcoin and may limit or prevent the Fund from achieving its investment objective.
●Futures Liquidity — The market for the bitcoin futures contracts is still developing and may be subject to periods of illiquidity. During such times it may be difficult or impossible to buy or sell a position at the desired price. Market disruptions or volatility can also make it difficult to find a counterparty willing to transact at a reasonable price and sufficient size. Illiquid markets may cause losses, which could be significant. The large size of the positions which the Fund may acquire increases the risk of illiquidity, may make its positions more difficult to liquidate, and may increase the losses incurred while trying to do so. Such large positions also may impact the price of bitcoin futures, which could decrease the correlation between the performance of bitcoin futures and spot bitcoin.
○Swaps Risk — The return on a swap agreement may be affected by many factors, including market conditions, regulatory requirements, margin and collateral requirements and the availability of counterparties. The terms of a swap agreement between the Fund and a counterparty may permit the counterparty to immediately close out the transaction with the Fund, including intraday (for example, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets). Such terminations may be more likely when the underlying asset is highly concentrated. If an agreement is terminated, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve its investment objective. To the extent the Fund invests in swaps that use an ETF, including a Spot Bitcoin ETF, as the reference asset, the Fund will be subject to the risks of that ETF, including the risk that the ETF may not meet its investment objective. In addition, the Fund may be subject to greater correlation risk since the performance of the ETF may not correlate to the performance of the Index. In particular, the index a Spot Bitcoin ETF uses to value its investments may be different from the Fund’s Index. Information about Spot Bitcoin ETFs provided to or filed with the SEC by a Spot Bitcoin ETF can be located by reference to the Spot Bitcoin ETF’s SEC file number through the SEC’s website at www.sec.gov.
●Counterparty Risk — The Fund may lose money if a counterparty does not meet its contractual obligations. Such losses may be significant. Counterparty defaults or bankruptcies may result in significant delays in payments and increased costs. Counterparty risk may increase during periods of financial market stress or when market liquidity is reduced.
●Bitcoin Risk – The Fund’s investments in bitcoin futures contracts and swap agreements expose the Fund to the risks associated with an investment in bitcoin because the price of these derivatives is substantially based on the price of bitcoin. Bitcoin is a relatively new innovation and is subject to unique and substantial risks. The market for bitcoin is subject to rapid price swings, changes and uncertainty.
The further development of the Bitcoin Network and the acceptance and use of bitcoin are subject to a variety of factors that are difficult to evaluate. The slowing, stopping or reversing of the development of the Bitcoin Network or the acceptance of bitcoin may adversely affect the price and liquidity of bitcoin. The widespread adoption of a competing digital asset or blockchain may result in a reduction in demand for bitcoin. A significant portion of the demand for bitcoin may be the result of speculation. Such speculation regarding the potential future appreciation in the price of bitcoin may artificially inflate or deflate the price of bitcoin and increase volatility. Bitcoin is subject to the risk of fraud, theft, manipulation or security failures, operational or other problems that impact digital asset trading venues. Additionally, if one or a coordinated group of miners were to gain control of 51% of the Bitcoin Network, they would have the ability to execute extensive attacks, manipulate transactions, halt payments and fraudulently obtain bitcoin. A significant portion of bitcoin is held by a small number of holders sometimes referred to as “whales”. Transactions by these holders may influence the price of bitcoin.
Unlike the exchanges for more traditional assets, such as equity securities and futures contracts, bitcoin and digital asset trading venues are largely unregulated, may be operating out of compliance with regulation, and are highly fragmented. As a result of the lack of regulation, individuals or groups may engage in fraud or market manipulation (including using social media to promote bitcoin in a way that artificially increases the price of bitcoin). Investors may be more exposed to the risk of theft, fraud and market manipulation than when investing in more traditional

8 :: UltraShort Bitcoin ETF
PROSHARES.COM

asset classes. Over the past several years, a number of digital asset trading venues have been closed due to fraud, failure or security breaches. Investors in bitcoin may have little or no recourse should such theft, fraud or manipulation occur and could suffer significant losses. Legal or regulatory changes may negatively impact the operation of the Bitcoin Network or restrict the use of bitcoin. In addition, digital asset trading venues, bitcoin miners, and other participants may have significant exposure to other digital assets. Instability in the price, availability or legal or regulatory status of those instruments may adversely impact the operation of the digital asset trading venues and the Bitcoin Network.
As a result, events that are not necessarily related to the security or utility of bitcoin can nonetheless cause significant volatility in the price of bitcoin (e.g., the collapse of TerraUSD in May 2022 and FTX Trading Ltd. in November 2022). Alternatively, legal or regulatory changes may increase the acceptance and adoption of bitcoin. The realization of any of these risks could result in increased volatility and in some instances could result in a sharp increase in the value of bitcoin.
●Bitcoin Market Volatility Risk – The prices of bitcoin and instruments linked to bitcoin have historically been highly volatile. The value of the Fund’s investments in instruments linked to bitcoin – and therefore the value of an investment in the Fund – could decline significantly and without warning, including to zero. If you are not prepared to accept significant and unexpected changes in the value of the Fund and the possibility that you could lose your entire investment in the Fund you should not invest in the Fund.
Trading prices of bitcoin and other digital assets have experienced significant volatility in recent periods and may continue to do so. For instance, there were steep increases in the value of certain digital assets, including bitcoin over the course of 2021, and multiple market observers asserted that digital assets were experiencing a “bubble.” These increases were followed by steep drawdowns throughout 2022 in digital asset trading prices, including for bitcoin. These episodes of rapid price appreciation followed by steep drawdowns have occurred multiple times throughout bitcoin’s history, including in 2011, 2013-2014, and 2017-2018, before repeating again in 2021-2022. Since then, bitcoin prices have continued to exhibit extreme volatility. Such volatility may persist.
●Borrowing Risk – The Fund may borrow for investment purposes using reverse repurchase agreements. In particular, the Fund may enter into reverse repurchase agreements at or near its tax quarter-end. The cost of borrowing may reduce the Fund’s return during those periods. Borrowing may cause the Fund to liquidate positions under adverse market conditions to satisfy its repayment obligations. Borrowing increases the risk of loss and may increase the volatility of the Fund. There can be no assurance that the
Fund will be able to enter into reverse repurchase agreements or obtain favorable terms for those agreements.
●Money Market Instruments Risk — Adverse economic, political or market events affecting issuers of money market instruments, defaults by counterparties or changes in government regulations may have a negative impact on the performance of the Fund. The Fund’s investments in money market instruments through an affiliated ETF are subject to the additional risk that the ETF’s share price may fluctuate, including deviating from its net asset value during illiquid markets or during periods of high redemption activity.
●Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.
●Concentration Risk — The Fund has significant exposure to bitcoin. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across different assets, asset classes, or industries. The Fund may have significant exposure to a single Spot Bitcoin ETF that serves as the reference asset on a swap entered into by the Fund. As a result the Fund will be more susceptible to an adverse market, economic or regulatory event affecting such Spot Bitcoin ETF.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Intraday Price Performance Risk — The intraday performance of Fund shares traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be higher or lower than the Daily Target.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. In addition, bitcoin may be traded in markets on days and at times when the Fund’s listing exchange is closed for trading. As a

   UltraShort Bitcoin ETF :: 9
PROSHARES.COM

result, the value of the Fund’s holdings may vary, perhaps significantly, on days and at times when investors are unable to purchase or sell Fund shares. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of the Fund’s holdings factors.
●Authorized Participant Risk — The Fund has a limited number of financial institutions that act as Authorized Participants or market makers. Only Authorized Participants may engage in creation or redemption transactions directly with the Fund. If some or all of these Authorized Participants exit the business or are unable to process creation and/or redemption orders, and other Authorized Participants are not willing or able to create and redeem Fund shares, investors may experience a significantly diminished trading market and the shares may trade at a discount to NAV.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows the Fund’s investment results during its first full calendar year of operations, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures market performance. This information provides some indication of the risks of investing in the Fund.   Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).
Annual Returns as of December 31

Best Quarter	(ended	12/31/2025	):	51.97%
Worst Quarter	(ended	6/30/2025	):	-47.14%
Year-to-Date	(ended	6/30/2026	):	63.48%
Average Annual Total Returns
As of December 31, 2025
	One Year	Since Inception	Inception Date
Before Tax	-24.91%	-57.68%	4/1/2024
After Taxes on Distributions	-25.12%	-57.77%	—
After Taxes on Distributions and Sale of Shares	-14.78%	-40.16%	—
Bloomberg Bitcoin Index[1]	-6.46%	13.92%	—
S&P 500® Index[1]	17.88%	17.98%	—
1
Reflects no deduction for fees, expenses or taxes. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the index.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Management
The Fund is advised by ProShare Advisors. Alexander Ilyasov, Senior Portfolio Manager, and George Banian, Portfolio Manager, have jointly and primarily managed the Fund since inception.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).

10 :: UltraShort Bitcoin ETF
PROSHARES.COM

Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, monthly, and capital gains, if any, at least annually.

This page intentionally left blank.

Investment Company Act file number 811-21114
ProShares Trust
7272 Wisconsin Avenue, 21st Floor, Bethesda, MD 20814
866.PRO.5125 866.776.5125
ProShares.com

© 2026 ProShare Advisors LLC. All rights reserved.SBIT-SEP26